Taxation	12 Months Ended
Jun. 30, 2022
Income Taxes [Abstract]
Taxation
7. Taxation

Accounting policies
Current tax is based on taxable profit for the year. Taxable profit is different from accounting profit due to temporary differences between accounting and tax treatments, and due to items that are never taxable or tax deductible. Tax benefits are not recognised unless it is probable that the tax positions are sustainable. Once considered to be probable, tax benefits are reviewed each year to assess whether a provision should be taken against full recognition of the benefit on the basis of potential settlement through negotiation and/or litigation. Tax provisions are included in current liabilities. Penalties and interest on tax liabilities are included in operating profit and finance charges, respectively.
Full provision for deferred tax is made for temporary differences between the carrying value of assets and liabilities for financial reporting purposes and their value for tax purposes. The amount of deferred tax reflects the expected recoverable amount and is based on the expected manner of recovery or settlement of the carrying amount of assets and liabilities, using the basis of taxation enacted or substantively enacted by the balance sheet date. Deferred tax assets are not recognised where it is more likely than not that the assets will not be realised in the future. No deferred tax liability is provided in respect of any future remittance of earnings of foreign subsidiaries where the group is able to control the remittance of earnings and it is probable that such earnings will not be remitted in the foreseeable future, or where no liability would arise on the remittance.
Critical accounting estimates and judgements
The group is required to estimate the corporate tax in each of the jurisdictions in which it operates. Management is required to estimate the amount that should be recognised as a tax liability or tax asset in many countries which are subject to tax audits which by their nature are often complex and can take several years to resolve; current tax balances are based on such estimations. Tax provisions are based on management’s judgement and interpretation of country specific tax law and the likelihood of settlement. However, the actual tax liabilities could differ from the provision and in such event the group would be required to make an adjustment in a subsequent period which could have a material impact on the group’s profit for the year.
The evaluation of deferred tax asset recoverability requires estimates to be made regarding the availability of future taxable income. For brands with an indefinite life, management’s primary intention is to recover the book value through a potential sale in the future, and therefore the deferred tax on the brand value is generally recognised using the appropriate country capital gains tax rate. To the extent brands with an indefinite life have been impaired, management considers this to be an indication of recovery through use and in such a case deferred tax on the brand value is recognised using the appropriate country corporate income tax rate.
(a) Analysis of taxation charge for the year

	United Kingdom			Rest of world			Total
	2022 £ million	2021 £ million	2020 £ million	2022 £ million	2021 £ million	2020 £ million	2022 £ million	2021 £ million	2020 £ million
Current tax
Current year	174	100	108	867	684	589	1,041	784	697
Adjustments in respect of prior years	10	1	6	16	28	(25)	26	29	(19)
	184	101	114	883	712	564	1,067	813	678
Deferred tax
Origination and reversal of temporary differences	—	13	24	21	18	(143)	21	31	(119)
Changes in tax rates	2	46	6	1	32	39	3	78	45
Adjustments in respect of prior years	—	8	—	(42)	(23)	(15)	(42)	(15)	(15)
	2	67	30	(20)	27	(119)	(18)	94	(89)
Taxation on profit	186	168	144	863	739	445	1,049	907	589

(b) Exceptional tax (credits)/charges
The taxation charge includes the following exceptional items:

	2022 £ million	2021 £ million	2020 £ million
Brand and tangible asset impairment(1)	(55)	—	(165)
Sale of Picon brand	23	—	—
Winding down Russian operations	3	—	—
Donations(2)	(2)	(5)	—
Tax rate change in the United Kingdom(3)	—	46	—
Tax rate change in the Netherlands(4)	—	42	—
Obsolete inventories	—	1	(7)
Substitution drawback	—	1	20
Guaranteed minimum pension equalisation	—	(1)	—
Other items	—	—	(2)
	(31)	84	(154)
(1) In the year ended 30 June 2022, the exceptional tax credit of £55 million consists of tax impact on the impairment of the McDowell's and Bell's brand for £35 million and £20 million respectively. In the year ended 30 June 2020, the exceptional tax credit of £165 million consisted of tax impact on the impairment of the Windsor and USL brands for £105 million and £25 million, respectively, and exceptional tax credits in respect of fixed assets impairments in Nigeria and Ethiopia of £25 million and £10 million, respectively.
(2) In the year ended 30 June 2020, Diageo launched the “Raising the Bar” programme to support pubs and bars to welcome customers back and recover following the Covid-19 pandemic, including a commitment of $100 million (£81 million) over a period of up to two years from 1 July 2020. Due to uncertainty on the precise nature of the spend, it could not be determined whether the amounts were deductible for tax purposes in future periods. As a result, no deferred tax asset was recognised in respect of the provision for the year ended 30 June 2020. Based on additional information becoming available for re-assessment, a £2 million (30 June 2021 – £5 million) exceptional tax credit was recognised for the year ended 30 June 2022.
(3) On 24 May 2021, legislation was substantively enacted in the UK to increase the corporate tax rate to 25% with effect from 1 April 2023. As a result of the change, an exceptional tax charge of £46 million was recognised for the year ended 30 June 2021 in relation to the remeasurement of deferred tax assets and liabilities. In addition, there was a one-off charge of £48 million to other comprehensive income and equity, mainly in respect of the remeasurement of the deferred tax liabilities on the post employment assets.
(4) On 15 December 2020, legislation was substantively enacted in the Netherlands to maintain the headline corporate tax rate at 25%, reversing a previously enacted reduction in the corporate tax rate to 21.7% from 2021. As a result of the change, an exceptional tax charge of £42 million was recognised for the year ended 30 June 2021 in relation to the remeasurement of deferred tax liabilities. During the year ended 30 June 2022, the Dutch Senate enacted an increased tax rate of 25.8%. The remeasurement of deferred tax liabilities was recognised as an underlying tax charge.
(c) Taxation rate reconciliation and factors that may affect future tax charges

	2022 £ million	2022%	2021 £ million	2021%	2020 £ million	2020%
Profit before taxation	4,387		3,706		2,043
Notional charge at UK corporation tax rate	833	19.0	704	19.0	388	19.0
Elimination of notional tax on share of after tax results of associates and joint ventures	(79)	(1.8)	(63)	(1.7)	(54)	(2.6)
Differences in overseas tax rates	161	3.7	128	3.5	53	2.6
Effect of intra-group financing	—	—	—	—	(13)	(0.6)
Non-taxable gain on disposals of businesses	—	—	(2)	(0.1)	—	—
Step-up gain	—	—	—	—	(2)	(0.1)
Other tax rate and tax base differences	—	—	—	—	(47)	(2.3)
Other items not chargeable	(49)	(1.1)	(52)	(1.4)	(60)	(3.0)
Impairment	36	0.8	—	—	135	6.6
Non-deductible losses on disposals of businesses	21	0.5	—	—	6	0.3
Other items not deductible(1)	58	1.3	67	1.8	115	5.6
Irrecoverable withholding taxes	39	0.9	25	0.7	36	1.7
Movement in provision in respect of uncertain tax positions(2)	42	0.9	1	—	6	0.3
Changes in tax rates(3)	3	0.1	78	2.1	45	2.2
Adjustments in respect of prior years(4)	(16)	(0.4)	21	0.6	(19)	(0.9)
Taxation on profit	1,049	23.9	907	24.5	589	28.8
Tax rate before exceptional items	—	22.5	—	22.2	—	21.7
(1) Other items not deductible include additional state and local taxes and other expenses.
(2) Movement in provision in respect of uncertain tax positions includes both current and prior year uncertain tax position movements.
(3)    Changes in tax rates for the year ended 30 June 2021 are mainly due to the tax rate change in the Netherlands and the United Kingdom. Changes in tax rates for the year ended 30 June 2020 are mainly due to the Netherlands, UK, India and Kenya.
(4)    Excludes prior year movement in provisions.

The table above reconciles the notional taxation charge calculated at the UK tax rate, to the actual total tax charge. As a group operating in multiple countries, the actual tax rates applicable to profits in those countries are different from the UK tax rate. The impact is shown in the table above as differences in overseas tax rates. The group’s worldwide business leads to the consideration of a number of important factors which may affect future tax charges, such as the levels and mix of profitability in different jurisdictions, transfer pricing regulations, tax rates imposed and tax regime reforms, acquisitions, disposals, restructuring activities, and settlements or agreements with tax authorities.
Significant ongoing changes in the international tax environment and an increase in global tax audit activity means that tax uncertainties and associated risks have been gradually increasing. In the medium term, these risks could result in an increase in tax liabilities or adjustments to the carrying value of deferred tax assets and liabilities. See note 19 (f).
The group has a number of ongoing tax audits worldwide for which provisions are recognised in line with the relevant accounting standard taking into account best estimates and management’s judgements concerning the ultimate outcome of the tax audit. For the year ended 30 June 2022, the ongoing audits that are provided for individually are not expected to result in a material tax liability. The current tax asset of £149 million (30 June 2021 – £145 million) and tax liability of £252 million (30 June 2021 – £146 million) include £156 million (30 June 2021 – £129 million) of provisions for tax uncertainties.
The cash tax paid for year ended 30 June 2022 amounts to £949 million (30 June 2021 – £852 million) and is £100 million lower than the current tax charge (30 June 2021 – £39 million higher). This arises as a result of timing differences between the accrual of income taxes, the movement in the provision for uncertain tax positions and the actual payment of cash.
On 20 December 2021, the OECD released a framework for Pillar Two Model Rules which will introduce a global minimum corporate tax rate of 15% applicable to multinational enterprise groups with global revenue over €750 million. In addition, on 20 July 2022, HM Treasury released draft UK legislation that would commence for accounting periods starting on or after 31 December 2023 (i.e. year ending 30 June 2025 for Diageo). Diageo is reviewing this draft legislation and monitoring the status of implementation outside of the UK to understand the potential impact on the group.
(d) Deferred tax assets and liabilities
Deferred tax recognised in the consolidated balance sheet comprise the following net deferred tax (liabilities)/assets:

	Property, plant and equipment £ million	Intangible assets £ million	Post employment plans £ million	Tax losses £ million	Other temporary differences(1) £ million	Total £ million
At 30 June 2020	(340)	(1,736)	(72)	61	234	(1,853)
Exchange differences	26	176	(7)	(5)	(17)	173
Recognised in income statement	(28)	(19)	2	—	29	(16)
Reclassification	—	7	—	—	(7)	—
Recognised in other comprehensive loss and equity	—	—	(6)	—	(2)	(8)
Tax rate change – recognised in income statement	(39)	(48)	(2)	1	10	(78)
Tax rate change – recognised in other comprehensive loss and equity	—	—	(44)	—	(4)	(48)
Acquisition of subsidiaries	—	(16)	—	—	1	(15)
At 30 June 2021	(381)	(1,636)	(129)	57	244	(1,845)
Exchange differences	(21)	(155)	3	3	17	(153)
Recognised in income statement	(42)	(3)	(10)	2	74	21
Reclassification	2	40	—	—	(7)	35
Recognised in other comprehensive loss and equity	(20)	(104)	(103)	—	20	(207)
Tax rate change – recognised in income statement	(1)	(3)	—	1	—	(3)
Tax rate change – recognised in other comprehensive loss and equity	—	—	(22)	—	2	(20)
Acquisition of businesses	—	(31)	—	—	—	(31)
Sale of businesses	(5)	—	—	—	3	(2)
At 30 June 2022	(468)	(1,892)	(261)	63	353	(2,205)
(1)    Deferred tax on other temporary differences includes hyperinflation, fair value movement on cross-currency swaps, interest and finance costs, share-based payments and intra-group sales of products.

After offsetting deferred tax assets and liabilities where appropriate within territories, the net deferred tax liability comprises:

	2022 £ million	2021 £ million
Deferred tax assets	114	100
Deferred tax liabilities	(2,319)	(1,945)
	(2,205)	(1,845)

Deferred tax assets of £114 million include £47 million (2021 – £48 million) arising in jurisdictions with prior year taxable losses, primarily in respect of Germany and Brazil. It is considered more likely than not that there will be sufficient future taxable profits to realise these deferred tax assets, the majority of which can be carried forward indefinitely.

(e) Unrecognised deferred tax assets
The table below shows the tax value of tax losses which has not been recognised due to uncertainty over their utilisation in future periods. The gross value of those losses is £674 million (2021 – £708 million).

	2022 £ million	2021 £ million
Capital losses – indefinite	98	105
Trading losses – indefinite	25	23
Trading and capital losses – expiry dates up to 2032	46	50
	169	178

Additionally, no deferred tax asset has been recognised in respect of certain temporary differences arising from brand valuations, as the group is not planning to sell those brands thus the benefit from the temporary differences is unlikely to be realised.
(f) Unrecognised deferred tax liabilities
Relevant legislation largely exempts overseas dividends remitted from tax. A tax liability is more likely to arise in respect of withholding taxes levied by the overseas jurisdiction. Deferred tax is provided where there is an intention to distribute earnings, and a tax liability arises. It is impractical to estimate the amount of unrecognised deferred tax liabilities in respect of these unremitted earnings.
The aggregate amount of temporary differences in respect of investments in subsidiaries, branches, interests in associates and joint ventures for which deferred tax liabilities have not been recognised is approximately £21.0 billion (2021 – £16.4 billion).